Exhibit 32.1
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                            Certification Pursuant to
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                             18 U.S.C. Section 1350,
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                             as Adopted Pursuant to
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                  Section 906 of the Sarbanes-Oxley Act of 2002
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     In  connection  with  the Annual Report of Meier Worldwide Intermedia, Inc.
(the "Company") on Form 10K-SB for the period ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Meier, as Chief Executive Officer and Chief Financial Officer of the
Company,  certify, pursuant to 18 U.S.C.   1350, as adopted pursuant to   906 of
the  Sarbanes-Oxley  Act  of  2002,  that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By   /s/  James  Meier

James  Meier
Chief  Executive  Officer  and  Chief  Financial  Officer


February  16,  2005
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